SALES AND OPERATING REVENUE (Tables)	12 Months Ended
Dec. 31, 2020
SALES AND OPERATING REVENUE
Schedule of disaggregation of revenue from contracts with customers

The following table presents GFL’s revenue disaggregated by service type and segment.

	Successor			Predecessor
	December 31,	December 31,	December 31, 2018	May 31, 2018
	2020	2019 (1)	(214 days) (2)	(151 days) (3)
Residential	$1,067.8	$815.3	$272.1	$135.4
Commercial/industrial	1,350.1	1,106.9	340.1	173.2
Total collection	2,417.9	1,922.2	612.2	308.6
Landfill	348.4	255.5	77.8	37.2
Transfer	426.7	337.2	98.2	56.4
Material recovery	263.3	95.5	28.2	18.2
Other	226.6	172.0	83.1	40.1
Solid waste	3,682.9	2,782.4	899.5	460.5
Infrastructure and soil remediation	535.1	538.3	260.7	135.1
Liquid waste	455.8	385.2	168.3	88.7
Intercompany revenue	(477.6)	(359.0)	(103.7)	(56.5)
Revenue	$4,196.2	$3,346.9	$1,224.8	$627.8

Refer to Note 2 for additional details on the reclassifications outlined below:

(1)	Includes reclassification to increase Intercompany revenue by $45.9 million and decrease Infrastructure and soil remediation revenue by $2.1 million. This resulted in increases in revenue of $20.8 million in Landfill, $25.7 million in Transfer, $1.2 million in Material recovery and $0.3 million in Commercial. There was no change in total revenue.
(2)	Includes reclassification to decrease revenues of $35.7 million from Material recovery, $1.8 million from Liquid waste and $0.1 million from Infrastructure and soil remediation. This resulted in increases in revenue of $36.7 million in Other and $1.0 million in Landfill. There was no change in total revenue.
(3)	Includes reclassification to decrease revenues of $21.4 million in Material recovery. This resulted in increases in revenue of $20.5 million in Other, $0.7 million in Liquid waste and $0.2 million in Landfill. There was no change in total revenue.